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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 23, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10702                34-1531521
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 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut              06880
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        (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     Terex Corporation (the "Company" or "Terex") announced on January 23, 2004 that Rick Nichols has been named to the position of President of Terex Material Processing and Mining. The Unit Rig truck and O&K Mining shovel businesses, along with the Material Processing businesses of Cedarapids, Simplicity, Jacques and Canica, will now be under Mr. Nichols' leadership. This change will take effect immediately. Thys de Beer, currently President of Terex Mining, will continue with the Company, working on various corporate initiatives and special assignments. Both Rick Nichols and Thys de Beer will continue to report to Ronald DeFeo, Terex's Chairman and CEO.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          99.1 Press release of Terex Corporation issued on January 23, 2004.

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 2004


                                                 TEREX CORPORATION


                                                 By:  /s/ Eric I Cohen
                                                      Eric I Cohen
                                                      Senior Vice President












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